Precigen Business & Pipeline Update 12 November 2019 Exhibit 99.1

Forward-looking statements Precigen, Inc. is a subsidiary of Intrexon Corporation (Nasdaq: XON). Some of the statements made in this presentation are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon Intrexon's and Precigen's current expectations and projections about future events and generally relate to plans, objectives and expectations for the development of Precigen's business and can be identified by forward-looking words such as “may,” “will,” “potential,” “expect,” “believe,” “anticipate,” “intend,” “continue,” “opportunity,” “groundwork,” “poised,” “future,” “update” and similar expressions. Examples of forward-looking statements in his presentation, include statements about the timing, pace and progress of preclinical and clinical trials and discovery programs, potential benefits of Precigen’s platforms and product candidates including in comparison to competitive platforms and products, and plans to increase public disclosure regarding Precigen’s pipeline. Although management believes that the plans, objectives and results reflected in or suggested by these forward-looking statements are reasonable, all forward-looking statements involve risks and uncertainties and actual future results may be materially different from the plans, objectives and expectations expressed in this presentation. These risks and uncertainties include, but are not limited to, (i) Precigen's strategy and overall approach to its business model, including its ability to successfully enter into optimal strategic relationships with its subsidiaries and operating companies that Intrexon may form in the future; (ii) the ability to successfully enter new markets or develop additional products, whether with its collaborators or independently; (iii) actual or anticipated variations in operating results; (iv) actual or anticipated fluctuations in competitors' or collaborators' operating results or changes in their respective growth rates; (v) cash position; (vi) market conditions in Intrexon's and Precigen's industry; (vii) the volatility of Intrexon's stock price; (viii) the ability, and the ability of collaborators, to protect intellectual property and other proprietary rights and technologies; (ix) the ability, and the ability of collaborators, to adapt to changes in laws or regulations and policies; (x) the outcomes of pending or future litigation; (xi) the rate and degree of market acceptance of any products developed; (xii) the ability to retain and recruit key personnel; (xiii) expectations related to the use of proceeds from financing efforts; and (xiv) estimates regarding expenses, future revenue, capital requirements and needs for additional financing. For a discussion of other risks and uncertainties, and other important factors, any of which could cause actual results to differ from those contained in the forward-looking statements, see the section entitled "Risk Factors" in Intrexon's Annual Report on Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in Intrexon's subsequent filings with the Securities and Exchange Commission. All information in this presentation is as of the date its cover page, and Intrexon undertakes no duty to update this information unless required by law. All of the pharmaceutical products described in this presentation are investigational new drugs, which are currently undergoing pre-clinical and/or human clinical trial testing. As a result, none of them have had their safety or efficacy established or are approved by the U.S. Food and Drug Administration or any other regulatory agency. © 2019 Precigen, Inc.  All rights reserved.

Dr. Helen Sabzevari President of Precigen

Precigen's technology platforms

CONSTRUCT *powerful gene programs to drive efficacy*	UltraVector®	mbIL15	
DELIVER *gene programs via viral and non-viral based approaches to drive lower costs*	*Sleeping Beauty* system	AttSite™ recombinases	AdenoVerse™
CONTROL *gene expression and regulation to drive safety*	RheoSwitch®	Kill switches	Tissue specific promoters

intrexon PRECIGEN
4

Precigen’s pipeline offers rapid value creation and potential for novel combinations Precigen pipeline as of November 2019

Disrupting the market: Precigen's transformative UltraCAR-T™ platform

Conventional CAR-T

Viral vectors and ex *vivo* expansion result in long delays for patient treatment and high cost



Cell Selection / Enrichment
Modification
Expansion
Harvest, Formulation Packaging & Cryo
2
Shipment
3
4
5
6
Shipment
7
Lentiviral Vector Production
Cell Collection/ Leukophoresis
1
8
Thaw and Administer
Modified from Iyer et al., Front. Med. 2018

- Reliance on viral vectors
  - Complexity of manufacturing viral vectors
- Long and complex CAR-T cell manufacturing process
  - Long delays for patients
  - High cost of manufacturing
- Exhausted T cell phenotype
- Major challenges in solid tumor treatment

UltraCAR-T™

Overnight non-viral gene transfer eliminates long delays for patient treatment and lower manufacturing cost



Precigen's UltraCAR-T Platform enables patient reinfusion the day after non-viral gene transfer
1 Leukapheresis
2 Electroporation
3 UltraCAR-T Infusion
Unmodified T-cell
Sleeping Beauty Plasmid DNA
Electroporation
UltraCAR-T cells
Leukapheresis and T cell isolation from patient
Electroporation of advanced non-viral Sleeping Beauty plasmid DNA for expression of CAR, mbIL15 and kill switch
UltraCAR-T cells expand in patients
UltraCAR-T Potential Advantages : Potency + Safety + Scalability

- Non-viral gene delivery
  - Simplified manufacturing of Plasmid DNA for large patient population
- Overnight UltraCAR-T manufacturing process
  - No *ex vivo* expansion necessary
  - Reduced manufacturing cost
- Stem-like memory T cell phenotype
- Enhanced potential for expansion and persistence

intrexon PRECIGEN
6

PRGN-3005 UltraCAR-T™, *a first-in-class therapy in ovarian cancer*

Target & Design

- Mucin 16 (MUC16) protein
- Overexpressed on greater than 80% of ovarian tumors
  - Limited expression found in healthy tissues
- PRGN-3005 optimized to preferentially target $MUC16^{+}$ cancer cells

Patient Population

- Advanced stage platinum resistant ovarian cancer
  - 300k diagnosed annually[1]/22k in US[2]
  - Stage IV survival as low as 20%[3]

[1]World Health Organization, International Agency for Research on Cancer, Global Cancer Observatory. Cancer Today, Estimated number of new cases in 2018, worldwide, both sexes, all ages. Accessed December 2018 via WHO IARC GCO website.
[2]American Cancer Society Ovarian Cancer Special Section. Access December 2018 via ACS website.
[3]American Cancer Society. Survival Rates for Ovarian Cancer, by Stage. Accessed December 2018 via ACS website.


MUC16
Tandem Repeats Domain
N-Terminal Domain
SEA Modules
NH_2
Putative Clevage Site
Cytoplasmic Tail
COOH

Piché A. et al., World J Obstet Gynecol. 2016


CAR
Kill switch
mbIL15

Advanced non-viral *Sleeping Beauty* system to co-express CAR, mbIL15 and kill switch intrexon PRECIGEN
7

PRGN-3005 UltraCAR-T: Phase 1 trial is enrolling patients Clinical trial in collaboration with Uni. of WA & Fred Hutchinson Cancer Center Dose escalation study to determine safety and MTD Arm A: IP infusion Arm B: IV infusion 3x3 dose escalation for IP and IV infusion arms First cohort (dose level 1) for IP arm has completed enrollment Initial data readout from IP arm expected in 2H-2020 Arm A: Intraperitoneal (IP) infusion Arm B: Intravenous (IV) infusion

PRGN-3006 UltraCAR-T™, *a first-in-class therapy in AML*

Target & Design

- CD33 is overexpressed on myeloid leukemia cells and leukemic stem cells
  - No expression on normal hematopoietic stem cells
- 85-90% of AML patients show expression of CD33 on blasts
- An attractive target for immunotherapy of AML


CD33
IgV
IgC
ITIM
www.openaccessgovernment.org/cd33-directed-therapy

Patient Population

- Relapsed or refractory acute myeloid leukemia (AML)
  - 20k diagnosed in US in 2018[1]
- Higher risk myelodysplastic syndrome (MDS)
  - US incidence >10k per year[2]

[1]American Cancer Society. Key Statistics for Acute Myeloid Leukemia (AML). Accessed December 2018 via ACS website.
[2]American Cancer Society. Key Statistics for Myelodysplastic Syndromes. Accessed December 2018 via ACS website.


CAR
Kill switch
mbIL15

Advanced non-viral *Sleeping Beauty* system to co-express CAR, mbIL15 and kill switch intrexon PRECIGEN
9

PRGN-3006 UltraCAR-T: Phase 1/1b trial is enrolling patients Dose escalation study to determine safety and MTD Arm 1: NO lymphodepletion Arm 2: With lymphodepletion 3x3 dose escalation design followed by dose expansion phase at MTD for each arm Study in collaboration with Moffitt Cancer Center First cohort (dose level 1) for No lymphodepletion arm has completed enrollment Initial data readout expected in 2H-2020 Arm 1: No lymphodepletion prior to UltraCAR-T infusion Arm 2: Lymphodepletion prior to UltraCAR-T infusion

PRGN-2009 off-the-shelf AdenoVerse™ immunotherapy showed robust anti-tumor activity in humanized mouse model of HPV^+ head & neck cancer

PRGN-2009 immunotherapy effectively controls HPV^+ head & neck cancer in mice



800
600
400
200
0
Tumor Volume (mm^3)
*
PRGN-2009
Negative Control
Vehicle

Increase in $CD8^+$ T cell infiltration in tumor after PRGN-2009 treatment in mice



5000
2000
1000
0
$CD8^+$ T cells / mg tumor
PRGN-2009
Negative Control

intrexon PRECIGEN

11

Multifunctional therapeutics overcome tumor microenvironment immunosuppression and improve T cell function compared to anti-PD1 in preclinical mouse models PRGN-5001 exhibits superior anti-tumor effect compared to anti-PD1 in humanized mouse model of Head and Neck cancer PRGN-5002 exhibits superior anti-tumor effect compared to anti-PD1 in humanized mouse model of Cervical cancer

Portfolio Advancement in 2019

Rapidly advance preclinical and clinical programs

- ☑ Initiate PRGN-3006 UltraCAR-T™ Phase 1 trial in AML and MDS
- ☑ Rapidly advance PRGN-3005 UltraCAR-T™ for solid tumor
- ☑ Rapidly advance PRGN-2009 AdenoVerse™ immunotherapy for solid tumor
- ☑ Rapidly advance one infectious disease candidate
- ☑ Rapidly advance preclinical candidates to go/no go

intrexon PRECIGEN 13